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                                                                   Exhibit 10.19

                               KSTA HOLDINGS, INC.

                           2004 EQUITY INCENTIVE Plan

1.    PURPOSE

      The purpose of this Stock Option Plan (the "Plan") is to advance the interests of KSTA Holdings, Inc., a Delaware corporation (the "Company"), by enhancing the ability of the Company and its subsidiaries to attract and retain persons who, in the opinion of the Board of Directors of the Company (the "Board"), are in a position to make a significant contribution to the success of the Company and its subsidiaries by providing for the grant to such persons of stock-based and other incentive awards. Any person selected to receive an award under the Plan is referred to as a "participant."

2.    ADMINISTRATION

      The Plan shall be administered by the Board of the Company. The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant awards in the form of shares of the Company's Common Stock, $.01 par value per share (the "Stock") or options to purchase shares of Stock to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine the terms and conditions of each award;
(d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 hereof, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify), except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Sections 4(c) and 6(g) hereof.

      The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the

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Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a Committee, all members of which shall be "non-employee directors" within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986, as amended (the "Code").

3.    EFFECTIVE DATE AND TERM OF PLAN

      The Plan shall become effective on the date on which it is approved by the stockholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan, which date shall be set forth at conclusion of this Plan), subject to approval of the Plan by the stockholders.

      No incentive stock options ("ISO") shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.    SHARES SUBJECT TO THE PLAN

      (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be 16,000,000, which shall vest as specified in the certificate evidencing the grant of such options. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants.

      (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

      (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization, or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

      The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(g)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan and preserve the value of awards

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made hereunder. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this
Section 4(c).

5.    AWARDS; ETC.

      Persons eligible to receive awards under the Plan shall be those persons who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. Eligibility for ISOs is limited to employees of the Company or a parent corporation or subsidiary corporation of the Company as those terms are defined in Section 424 of the Code.

6.    TERMS AND CONDITIONS OF AWARDS

      (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board, but the exercise price shall not be less, in the case of an original issue of authorized stock, than par value. Unless the Board determines otherwise and in all events in the case of an option intended to qualify as an ISO, the exercise price of an option will not be less than the fair market value of the Stock subject to the award determined at the date of grant.

      (b) Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date that is ten years from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

      (c) Exercise of Options.

      (1) An option shall vest or become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised regardless of any adverse or potentially adverse tax consequences resulting from such acceleration.

      (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Board and (ii) payment in full as specified below in Section 6(d) for the number of shares of Stock for which the option is exercised.

      (3) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or in connection with exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such

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            individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

            In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

      (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

      (d) Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), or money order payable to the order of the Company, or
(ii) if so permitted by the Board (which, in the case of an incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Board specifies a shorter period) having a Fair Market Value (as defined hereinafter) on the last business day preceding the date of exercise equal to the purchase price, or
(B) if so permitted by the Board, by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board, or (C) at such time, if any, as the stock is publicly traded, through a broker-assisted exercise program acceptable to the Board, or
(D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option. The delivery of shares in payment of the exercise price under clause (ii)(A) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership subject to such rules as the Board may provide.

      For purposes of this Plan, "Fair Market Value" means, with respect to the Stock, the fair market value thereof as determined as of the applicable reference date in good faith by the Board taking into account all factors it deems relevant (excluding discounts for minority interest and lack of marketability, which shall not be relevant factors), which shall include consideration of a value of the Company and its subsidiaries determined by (i) multiplying the trailing twelve-

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month EBITDA of the Company and its subsidiaries by an appropriate transaction multiple which for illustrative purposes will initially be the transaction multiple used in connection with the Stock Purchase Agreement dated June 23, 2004 among KSTA Acquisition, LLC and the Sellers listed on Attachment A thereto, which multiple is 6.2x, (ii) subtracting the net debt of the Company as of the applicable reference date and (iii) dividing by the Fully-Diluted Shares (as defined in the Company's Stockholders Agreement dated August 6, 2004 the ("Stockholders Agreement")) of the Company. Upon the exercise of an option by a participant, the Board will provide written notice of its determination of the Fair Market Value of such participant's Stock (the "Board Notice") to the holder thereof. The participant shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If such participant does not so notify the Company, then the Fair Market Value shall be as set forth in the Board Notice. If such participant does notify the Company of his or her disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser acceptable to such participant and to the Company to determine the fair market value of such participant's Stock, and the determination of such independent appraiser shall govern. If the fair market value determined by such independent appraiser is greater than 105% of the Board's determination of the Fair Market Value, the Company shall pay the costs and expenses of the independent appraiser. In all other cases, the respective participant shall pay the costs and expenses of the independent appraiser. If the fair market value of the independent appraiser is greater than 105% of the Board's determination of the Fair Market Value, then the independent appraiser's valuation shall be the "Fair Market Value" for any Stock used to purchase Stock upon exercise of an option under the Plan.

      (e) Delivery of Stock. A participant shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

      The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

      (f) Nontransferability of Awards. No option, share of Stock, or other award may be transferred without the prior written consent of the Company, other than (A) to a Permitted Transferee (as defined hereinafter); and (B) to another Management Holder (as defined in the Stockholders Agreement). Any attempt to transfer any option, share of Stock or other award not in compliance with this Agreement will be null and void and neither the Company nor any transfer agent of the Company will register, or otherwise give effect to or recognize, any such

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improper transfer. "Permitted Transferee" means with respect to any participant,
(i) any lineal descendant or Member of the Immediate Family (as defined in the Stockholders Agreement) of such participant, (ii) each trust created solely for the sole benefit of one or more of such participant and any person or entity described in clause (i) above, or (iii) any other person or entity which shall have been approved in writing by the Company; provided, however, that each such transferee will be a Permitted Transferee for purposes of this Agreement only if such transferee has executed and delivered to the Company an instrument reasonably satisfactory to the Company pursuant to which the transferee (1) acknowledges that the option, share of Stock or other award to be received by such transferee is subject to all the provisions of the Stockholders Agreement,
(2) except with respect to any transferee that is at such time a current
Kohlberg Holder (as defined in the Stockholders Agreement), becomes a party to the Stockholders Agreement as a "Management Holder" (as defined in the Stockholders Agreement) and agrees to be bound by all of the terms and conditions of the Stockholders Agreement applicable to Management Holders, and
(3) in the case of clauses (i), (ii), and if required by the Company, clause
(iii), the Management Holder making such transfer retains exclusive power to exercise all rights under the Stockholders Agreement with respect to the transferred interests.

      (g) Mergers, etc.

      (1) Subject to subparagraph (2) below, all outstanding awards requiring exercise will cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, as of the effective time of the Covered Transaction (as defined in subparagraph (3) herein), provided that the Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions: (i) make any outstanding option exercisable in full, (ii) remove any performance or other conditions or restrictions on any award and (iii) in the event of a Covered Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each such share surrendered in the Covered Transaction, make or provide for a cash payment to the participant equal to the difference between (A) the fair market value of the Common Stock times the number of shares of Common Stock subject to outstanding awards (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all such outstanding awards, in exchange for the termination of such awards; or

      (2) With respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction or an affiliate of such an entity, the Board may at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in subparagraph (1) above, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board is substantially equivalent to any award being replaced.

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      (3)   For purposes of this Section 6(g), a "Covered Transaction" is a (i)
            stock sale, consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the COMPANY. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

7.    TERMINATION OF EMPLOYMENT

      (a) Unless the Board expressly provides otherwise, immediately upon the cessation of the participant's employment or services an award requiring exercise will cease to be exercisable and will terminate, and all other awards to the extent not already vested will be forfeited, except that:

      (1) subject to (2) and (4) below, all vested options held by the participant immediately prior to the cessation of the participant's employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of 90 days or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7(a)(1), and will thereupon terminate;

      (2) all vested options held by a participant immediately prior to the participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the 180 day period ending following the participant's death or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7(a)(2), and will thereupon terminate;

      (3) after completion of the 90 day (or 180 day) period, such awards shall terminate to the extent not previously exercised, expired or terminated; and

      (4) notwithstanding the foregoing, all options held by a participant immediately prior to cessation of the participant's employment will terminate if such participant is terminated for Cause.

      For purposed of this Section 7, "Cause" means (a) the commission of a felony involving dishonesty or moral turpitude, (b) the willful and persistent failure to follow the direction of management to whom such participant reports, or (c) the material breach by such participant of his employment agreement, if any, with the Company or its subsidiaries or this Agreement or the Stockholders Agreement; provided, that in the circumstances described in clauses (b) and (c) such participant shall have thirty (30) days to cure the default after notice by the Company, which notice shall set forth the alleged breach in reasonable detail.

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      (b) No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

      (c) In particular, but not in limitation of the foregoing, with respect to any award that is not an ISO, the Board may provide in the case of any award for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date.

8.    EMPLOYMENT RIGHTS

      Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.    EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION

      Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

      The Board may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the participant's consent, alter the terms of an award so as to affect adversely the participant's rights under the award.

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